J.P. Morgan Mortgage Trust 2024-VIS2 ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	J.P. Morgan Mortgage Acquisition Corp.

Business Name (if Different):

Principal Business Address:	383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 8, 2023
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 26, 2023
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, March 9, 2021
S&P Global Ratings	Methodology and Assumptions for Rating U.S. RMBS Issued 2009 and Later dated February 22, 2018

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

By:	Tim Van Houtte

Signature:	/s/ Tim Van Houtte

Date:	July 8, 2024

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on non-conforming business purpose residential mortgages acquired from various parties. The review was conducted on behalf of J.P. Morgan Mortgage Acquisition Corp. (“Client”) during multiple transactions from August 2022 to June 2024 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between May 2022 and May 2024.

(2) Sample size of the assets reviewed.

The Review was conducted on one hundred seventy-seven (177) loans selected by the Client. Subsequent to review, the Client reduced the population to one hundred seventy-five (175) mortgage loans with an aggregate original principal balance of approximately $56.433 million for unknown reasons. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the entire portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower FTHB	Coborrower SSN	Neg Am	Product Description
Amortization Term	Borrower Last Name	Contract Sales Price	Note Date	Property Type
Appraisal As-Is Value	Borrower SSN	First Payment Date	Original CLTV	Refi Purpose
Appraisal Effective Date	Cash From Borrower	Interest Only	Original HLTV	Representative FICO
Appraised Value	Cash To Borrower	Investor: Qualifying Total Debt Ratio	Original Interest Rate	Street
Blanket Mortgage?	City	Last Property Transfer Date	Original Loan Amount	Subject Debt Service Coverage Ratio
Borrower Citizenship	Coborrower First Name	Loan Property Count	Original LTV	Universal Loan Identifier (ULI)
Borrower EIN	Coborrower FTHB	Loan to Cost (LTC)	Original P&I	Zip
Borrower First Name	Coborrower Last Name	Maturity Date	PITIA Reserves Months

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements.

LEASES REVIEW (175 Mortgage Loans)

DOCUMENT REVIEW

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For each Loan, AMC reviewed the corresponding Loan File and verified whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines were assessed during the review. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

Credit Application: For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC verified (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals, and business entities.

Property income: AMC determined whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios were calculated but instead a “Property DTI/DSCR” was calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may include: (a) depository account

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statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verified that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirmed that the flood certification is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood certification, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC reviewed for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for an independent, third party fraud report and background check in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC compared data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies were noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and

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full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

LEASES & LIMITED COMPLIANCE REVIEW (64 Mortgage Loans)

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), and Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were one hundred seventy-five (175) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, eighty-four (84) (48.00%) loans had an overall loan grade of “B”. Two (2) of the loans with an overall grade of “B” had exceptions across multiple exception types. After all documents were presented, under the applicable DBRS, Fitch, Kroll and Moody’s NRSRO grading criteria, eighty-four (84) (48.00%) loans had an overall loan grade of “B”. One (1) loan with an overall grade of “B” had exceptions across multiple exception types.

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	45
		State Late Charge	18
		Missing, Incorrect, or Incomplete HUD-1	17
		State Defect	14
		Total Compliance Grade (B) Exceptions:	94
Total Compliance Exceptions:			94
Credit	B	Guideline	24
		Insurance	12
		Asset	8
		Loan Package Documentation	7
		Borrower and Mortgage Eligibility	5
		Credit	4
		Title	4
		Missing Document	3
		Business Purpose	1

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		Total Credit Grade (B) Exceptions:	68
Total Credit Exceptions:			68
Property	B	Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			163

Exception Type	DBRS, Fitch, Kroll, Moody's Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	45
		State Late Charge	18
		Missing, Incorrect, or Incomplete HUD-1	17
		State Defect	14
		Total Compliance Grade (B) Exceptions:	94
Total Compliance Exceptions:			94
Credit	B	Guideline	24
		Insurance	12
		Asset	8
		Loan Package Documentation	7
		Borrower and Mortgage Eligibility	5
		Title	4
		Credit	4
		Missing Document	3
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	68
Total Credit Exceptions:			68
Grand Total:			162

COMPLIANCE RESULTS SUMMARY

Of the one hundred seventy-five (175) loans reviewed, sixty-four (64) loan had a compliance review performed. Under the applicable NRSRO grading criteria, forty-eight (48) had a Compliance Review “B” grade. Thirty-four (34) of the loans with an overall grade of “B” had multiple compliance exceptions.

NRSRO Grade	# of Loans	% of Loans
A	16	25.00%
B	48	75.00%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the one hundred seventy-five (175) loans reviewed, under the applicable S&P NRSRO grading criteria, one (1) loan had a Property Review “B” grade for property/appraisal related issues (see exception detail below). Of the one hundred seventy-five (175) loans reviewed, under the applicable DBRS, Fitch, Kroll, and Moody’s NRSRO grading criteria, all loans had a Property Review “A” grade.

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S&P NRSRO Grade	# of Loans	% of Loans
A	174	99.43%
B	1	0.57%
C	0	0.00%
D	0	0.00%

DBRS, Fitch, Kroll, and Moody’s NRSRO Grade	# of Loans	% of Loans
A	175	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

One hundred thirty-eight (138) mortgage loans (78.86%) of the total received an “A” Credit Review grade. The thirty-seven (37) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	138	78.86%
B	37	21.14%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred seventy-five (175) mortgage loans reviewed, one hundred fifty (150) (85.71%) mortgage loans had tape discrepancies across forty-four (44) unique data fields. The most common tape discrepancies were Note Date (49.14%), Borrower First Name (34.29%) and Borrower Last Name (32.57%).

Field	# of Loans	% of Loans
Note Date	86	49.14%
Borrower First Name	60	34.29%
Borrower Last Name	57	32.57%
Borrower FTHB	54	30.86%
Investor: Qualifying Total Debt Ratio	39	22.29%
Property Type	36	20.57%
Amortization Term	31	17.71%
Contract Sales Price	24	13.71%
Original P&I	23	13.14%
PITIA Reserves Months	20	11.43%
Product Description	18	10.29%
City	17	9.71%
Refi Purpose	16	9.14%
Interest Only	16	9.14%
Appraisal Effective Date	16	9.14%
Neg Am	16	9.14%

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Original HLTV	16	9.14%
Original LTV	15	8.57%
First Payment Date	15	8.57%
Maturity Date	15	8.57%
Blanket Mortgage?	15	8.57%
Representative FICO	14	8.00%
Loan to Cost (LTC)	14	8.00%
Appraisal As-Is Value	14	8.00%
Subject Debt Service Coverage Ratio	13	7.43%
Borrower SSN	12	6.86%
Original CLTV	11	6.29%
Cash From Borrower	11	6.29%
Last Property Transfer Date	10	5.71%
Street	9	5.14%
Appraised Value	8	4.57%
Universal Loan Identifier (ULI)	7	4.00%
Coborrower Last Name	6	3.43%
Original Interest Rate	6	3.43%
Cash To Borrower	5	2.86%
Loan Property Count	4	2.29%
Borrower EIN	4	2.29%
Coborrower First Name	3	1.71%
Original Loan Amount	3	1.71%
Borrower Citizenship	3	1.71%
Coborrower SSN	3	1.71%
Coborrower FTHB	3	1.71%
# of Units	2	1.14%
Zip	1	0.57%

ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	175	100.00%	$56,433,431.00	100.00%
Total	175	100.00%	$56,433,431.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	155	88.57%	$49,614,981.00	87.92%
Adjustable	20	11.43%	$6,818,450.00	12.08%
Total	175	100.00%	$56,433,431.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	175	100.00%	$56,433,431.00	100.00%

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Total	175	100.00%	$56,433,431.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	97	55.43%	$32,178,996.00	57.02%
Other-than-first-time Home Purchase	59	33.71%	$17,947,680.00	31.80%
Rate/Term Refinance - Borrower Initiated	18	10.29%	$6,241,450.00	11.06%
First Time Home Purchase	1	0.57%	$65,305.00	0.12%
Total	175	100.00%	$56,433,431.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	173	98.86%	$56,072,681.00	99.36%
361+ Months	2	1.14%	$360,750.00	0.64%
Total	175	100.00%	$56,433,431.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	96	54.86%	$21,922,959.00	38.85%
2 Family	27	15.43%	$13,224,541.00	23.43%
PUD	21	12.00%	$9,305,111.00	16.49%
Condo, Low Rise	11	6.29%	$1,292,675.00	2.29%
3 Family	10	5.71%	$6,336,500.00	11.23%
1 Family Attached	5	2.86%	$1,038,500.00	1.84%
4 Family	5	2.86%	$3,313,145.00	5.87%
Total	175	100.00%	$56,433,431.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	175	100.00%	$56,433,431.00	100.00%
Total	175	100.00%	$56,433,431.00	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

S&P Exceptions	# of Loans	Grade Impact	Exception Type
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	18	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	13	B	Compliance
Missing Final HUD-1: Title Co. Closing Statement Used For Fee Testing Non Material	13	B	Compliance

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ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Not Provided Timely	11	B	Compliance
Illinois Late Charge Percent Testing	6	B	Compliance
Louisiana Late Charge Percent Testing	3	B	Compliance
Pennsylvania First Lien Late Charge Grace Period Testing	3	B	Compliance
(County High Cost) Cook County Threshold Loan (Calculated APR/Rate)	3	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Missing	3	B	Compliance
North Carolina First Lien Late Charge Percent Testing	2	B	Compliance
(City High Cost) Chicago Threshold Loan (Calculated APR/Rate)	2	B	Compliance
Missing Final HUD-1: Title Co. Closing Statement Used For Fee Testing Material	2	B	Compliance
Ohio Prepayment Penalty Small Loan	2	B	Compliance
Pennsylvania Prepayment Penalty First Lien	2	B	Compliance
Missing Final HUD-1: Estimated HUD-1 Used For Fee Testing Non Material	2	B	Compliance
North Carolina First Lien Late Charge Grace Period Testing	1	B	Compliance
Michigan Prepayment Penalty	1	B	Compliance
(City High Cost) Chicago Threshold Loan (Points and Fees)	1	B	Compliance
(County High Cost) Cook County Threshold Loan (Points and Fees)	1	B	Compliance
Alabama Late Charge Percent and Amount Testing	1	B	Compliance
(City High Cost Provision) Chicago Predatory Loan (Ability to Repay not Verified)	1	B	Compliance
(County High Cost Provision) Cook County Predatory Loan (Ability to Repay not Verified)	1	B	Compliance
Mississippi Late Charge Percent and Amount Testing > $100,000	1	B	Compliance
Mississippi Late Charge Grace Period Testing	1	B	Compliance
Credit Exception:	17	B	Credit
Hazard Insurance Error: Subject hazard insurance policy coverage amount is missing from evidence of insurance.	10	B	Credit
Guideline Issue: Insufficient asset documentation.	6	B	Credit
1003 Error: Marital Status was not provided	4	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	3	B	Credit
Title Policy Coverage is less than Original Loan Amount.	3	B	Credit
Guideline Requirement: Debt Service Coverage Ratio (Subject DSCR) discrepancy.	3	B	Credit
Missing Document: Source of Funds/Deposit not provided	3	B	Credit
Guideline Requirement: Loan to value discrepancy.	2	B	Credit
Missing Document: Credit Letter of Explanation (LOE) not provided	2	B	Credit
Guideline Issue: Refinance seasoning requirements not met	1	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1	B	Credit
Verification of housing pay history is required.	1	B	Credit
Borrower does not own current residence and thus casts doubt on business purpose of loan.	1	B	Credit

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Insurance Policy Expiration Date is less than 30 days of the Note Date and does not have automatic renewal.	1	B	Credit
Ineligible Property Type per the guidelines.	1	B	Credit
Insufficient funds for Reserves. Guidelines require	1	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	1	B	Credit
Missing Document: Spousal Consent Form not provided	1	B	Credit
Insufficient Coverage: Hazard insurance coverage amount is insufficient.	1	B	Credit
Missing Document: Spousal Consent not provided.	1	B	Credit
Missing Document: Operating Agreement not provided	1	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	1	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	1	B	Credit
Missing Document: Asset Documentation not provided	1	B	Credit
Loan is to be securitized. Highest level secondary valuation supports the value. There is a lower level tertiary product that does not support the qualifying value. Sec ID: 22	1	B	Property

DBRS, Fitch, Kroll and Moody’s Exceptions	# of Loans	Grade Impact	Exception Type
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	18	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	13	B	Compliance
Missing Final HUD-1: Title Co. Closing Statement Used For Fee Testing Non Material	13	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Not Provided Timely	11	B	Compliance
Illinois Late Charge Percent Testing	6	B	Compliance
Louisiana Late Charge Percent Testing	3	B	Compliance
Pennsylvania First Lien Late Charge Grace Period Testing	3	B	Compliance
(County High Cost) Cook County Threshold Loan (Calculated APR/Rate)	3	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Missing	3	B	Compliance
North Carolina First Lien Late Charge Percent Testing	2	B	Compliance
(City High Cost) Chicago Threshold Loan (Calculated APR/Rate)	2	B	Compliance
Missing Final HUD-1: Title Co. Closing Statement Used For Fee Testing Material	2	B	Compliance
Ohio Prepayment Penalty Small Loan	2	B	Compliance
Pennsylvania Prepayment Penalty First Lien	2	B	Compliance
Missing Final HUD-1: Estimated HUD-1 Used For Fee Testing Non Material	2	B	Compliance
North Carolina First Lien Late Charge Grace Period Testing	1	B	Compliance
Michigan Prepayment Penalty	1	B	Compliance
(City High Cost) Chicago Threshold Loan (Points and Fees)	1	B	Compliance
(County High Cost) Cook County Threshold Loan (Points and Fees)	1	B	Compliance

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Alabama Late Charge Percent and Amount Testing	1	B	Compliance
(City High Cost Provision) Chicago Predatory Loan (Ability to Repay not Verified)	1	B	Compliance
(County High Cost Provision) Cook County Predatory Loan (Ability to Repay not Verified)	1	B	Compliance
Mississippi Late Charge Percent and Amount Testing > $100,000	1	B	Compliance
Mississippi Late Charge Grace Period Testing	1	B	Compliance
Credit Exception:	17	B	Credit
Hazard Insurance Error: Subject hazard insurance policy coverage amount is missing from evidence of insurance.	10	B	Credit
Guideline Issue: Insufficient asset documentation.	6	B	Credit
1003 Error: Marital Status was not provided	4	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	3	B	Credit
Title Policy Coverage is less than Original Loan Amount.	3	B	Credit
Guideline Requirement: Debt Service Coverage Ratio (Subject DSCR) discrepancy.	3	B	Credit
Missing Document: Source of Funds/Deposit not provided	3	B	Credit
Guideline Requirement: Loan to value discrepancy.	2	B	Credit
Missing Document: Credit Letter of Explanation (LOE) not provided	2	B	Credit
Guideline Issue: Refinance seasoning requirements not met	1	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1	B	Credit
Verification of housing pay history is required.	1	B	Credit
Borrower does not own current residence and thus casts doubt on business purpose of loan.	1	B	Credit
Insurance Policy Expiration Date is less than 30 days of the Note Date and does not have automatic renewal.	1	B	Credit
Ineligible Property Type per the guidelines.	1	B	Credit
Insufficient funds for Reserves. Guidelines require	1	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	1	B	Credit
Missing Document: Spousal Consent Form not provided	1	B	Credit
Insufficient Coverage: Hazard insurance coverage amount is insufficient.	1	B	Credit
Missing Document: Spousal Consent not provided.	1	B	Credit
Missing Document: Operating Agreement not provided	1	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	1	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	1	B	Credit
Missing Document: Asset Documentation not provided	1	B	Credit

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